UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2014

LITHIA MOTORS, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	001-14733	93-0572810
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

150 N. Bartlett St
Medford, OR 97501
(Address of principal executive offices)

(541) 776-6401

(Registrant's telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Disclosure of preliminary earnings for the third quarter of 2014 was made on a Current Report on Form 8-K under Item 7.01, Regulation FD Disclosure. This amendment changes the item number under which that disclosure is made.

Item 2.02 Results of Operations and Financial Condition

On October 13, 2014, Lithia Motors, Inc., an Oregon corporation, announced its preliminary third quarter 2014 earnings and updated its outlook for full year 2014 and 2015 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

As provided in General Instruction B.2. of Form 8- K, the information in the press release attached as Exhibit 99.1 and incorporated by reference in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.

Dated: October 14, 2014

	By:	/s/ Christopher S. Holzshu
Christopher S. Holzshu
SVP, CFO and Secretary